Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2012
Acquisitions and Divestitures
Acquisitions and Divestitures

3.              Acquisitions and Divestitures

Acquisition Between Entities Under Common Control

On June 1, 2012, we completed the acquisition of the Transferred Properties from Fund I for a total purchase price of $65.1 million, after giving effect to purchase price adjustments from the effective date of the Transaction (March 1, 2012). The post closing adjustments to the purchase price for the acquisition were finalized in September 2012, and we received $1.1 million in cash from Fund I. We financed the Transaction with borrowings under our existing credit facility as discussed in Note 7. The net assets were recorded using carryover book value of Fund I as the acquisition was a transaction between entities under common control. Our historical financial statements were revised to include the results attributable to the Transferred Properties as if we owned the properties for all periods presented in our consolidated condensed financial statements. See Note 2 for further disclosures regarding the Transaction.

On January 3, 2013, we completed an acquisition from Fund I of certain oil and natural gas properties located in the Mid-Continent region in Oklahoma for a purchase price of $21.0 million, subject to customary purchase price adjustments (the “January 2013 Acquisition”). In addition, as part of the January 2013 Acquisition, we acquired in the money commodity hedge contracts valued at approximately $1.7 million as of the closing of the January 2013 Acquisition. The January 2013 Acquisition was effective October 1, 2012. In June 2013, we paid $0.4 million in cash to Fund I related to post-closing adjustments to the purchase price. We funded the January 2013 Acquisition with borrowings under our existing revolving credit facility.

On April 1, 2013, we completed an acquisition of certain oil and natural gas properties located in the Mid-Continent region in Oklahoma and crude oil hedges from Fund II for a purchase price of $38.2 million (the “April 2013 Acquisition”). As part of the April 2013 Acquisition, we acquired in the money crude oil hedges valued at approximately $0.4 million as of the closing of the April 2013 Acquisition. The April 2013 Acquisition was effective April 1, 2013. We funded the April 2013 Acquisition with proceeds from our March 2013 equity offering.

Third-Party Acquisitions

We acquire proved oil and natural gas properties that meet management’s criteria with respect to reserve lives, development potential, production risk and other operational characteristics. We generally do not acquire assets other than oil and natural gas property interests. We assume the liability for ARO related to each acquisition and record the liability at fair value as of the date of closing.

The operating revenues and expenses of acquired properties are included in the predecessor’s combined financial statements from the acquisition date. Transactions are financed through partner contributions and borrowings.

The acquisitions discussed below were accounted for under the acquisition method of accounting. Accordingly, we conducted assessments of net assets acquired and recognized amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values, while acquisition costs associated with the acquisitions were expensed as incurred.

The fair values of oil and natural gas properties and ARO are measured using valuation techniques that convert future cash flows to a single discounted amount. Significant inputs to the valuation of oil and natural gas properties include estimates of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; and (iv) a market-based weighted average cost of capital rate.

We did not acquire any significant third-party properties during either 2012 or 2011. Our predecessor had the following acquisitions during 2010.

Significant acquisition — Potato Hills.  On February 23, 2010, our predecessor completed an acquisition of interests in 51 producing gas wells located in Oklahoma (Potato Hills) from a private independent oil and gas company for approximately $104.0 million in cash, subject to customary post-closing and title adjustments. Total proved reserves of the acquired properties were estimated at 10.0 million barrels of oil equivalent at the date of the acquisition.

Other acquisitions.  On August 31, 2010, our predecessor completed the acquisition of certain oil and natural gas properties located in Texas from a private independent oil and gas company for a purchase price of approximately $7.5 million, subject to customary post-closing and title adjustments.

On October 14, 2010, our predecessor also closed the acquisition of an additional interest in certain New Mexico wells in which it already held interests from a large public independent oil and gas company. The acquisition was valued at $1.8 million, subject to customary post-closing and title adjustments, and was in partial consideration for the divestiture of certain other New Mexico properties as discussed below under “Divestitures of non-core assets.”

Summarized below are the combined results of operations of our predecessor for the periods presented, on an unaudited pro forma basis, as if the 2010 acquisitions had occurred on January 1, 2010 (in thousands):

	Year ended
	December 31, 2010
	Actual	Pro Forma
Revenue	$139,687	$145,193
Net income (loss)	$22,334	$26,494

The following table summarizes the values assigned to the assets acquired and liabilities assumed for the year ended December 31, 2010 as of the acquisition dates (in thousands):

		Other	Total-2010
	Potato Hills	Acquisitions	Acquisitions
Oil and natural gas properties	$97,488	$7,721	$105,209
Asset retirement obligations assumed	(1,927)	(1,067)	(2,994)
Identifiable net assets	$95,561	$6,654	$102,215

These acquisitions qualify as business combinations, and as such, our predecessor estimated the fair value of these properties as of the acquisition dates. The fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements also utilize assumptions of market participants. In the estimation of fair value, we used a discounted cash flow model and made market assumptions as to future commodity prices, projections of estimated quantities of oil and natural gas reserves, expectations for timing and amount of future development and operating costs, projections of future rates of production, expected recovery rates and risk adjusted discount rates. These assumptions represent Level 3 inputs, as further discussed under Note 4. After post-closing and title adjustments, the assets acquired and liabilities assumed approximate fair value for the acquisitions.

Divestitures of non-core assets

We did not divest of any significant non-core assets during either 2012 or 2011. During 2010, our predecessor sold its interests in certain oil and natural gas properties located in New Mexico with carrying values of approximately $14.3 million and received net cash proceeds of approximately $12.5 million and certain additional property interests valued at $1.8 million. The sales of these non-core assets did not affect the unit-of-production amortization rate and, therefore, no gain or loss was recognized for the divestitures.